Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Chris Lewis

Director, Investor Relations, Corporate Strategy & Development

(949) 481-0510

clewis@glaukos.com

Glaukos Corporation Announces Proposed Private Offering of $200
Million of Convertible Senior Notes

San Clemente, CA – June 8, 2020 – Glaukos Corporation (NYSE: GKOS) (the “Company” or “Glaukos”), an ophthalmic medical technology and pharmaceutical company focused on novel therapies for the treatment of glaucoma, corneal disorders and retinal diseases, announced today that it intends to offer, subject to market and other conditions, $200 million aggregate principal amount of Convertible Senior Notes due 2027 (the “notes”) in a private offering. The notes will be offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Glaukos expects to grant to the initial purchasers of the notes a 13-day option to purchase up to an additional $30 million aggregate principal amount of the notes.

Glaukos intends to use the net proceeds from the offering to pay the cost of the capped call transactions described below and the remainder for working capital and general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, Glaukos expects to use a portion of the related net proceeds to enter into additional capped call transactions and any remainder for working capital and general corporate purposes.

The notes will be Glaukos’ senior unsecured obligations. The notes will mature on June 15, 2027, unless earlier converted, redeemed or repurchased. Glaukos may not redeem the notes prior to June 20, 2024. On or after June 20, 2024 but before the 45th scheduled trading day immediately preceding the maturity date, Glaukos may redeem for cash all or a portion of the notes if the last reported sale price of Glaukos’ common stock has been at least 130% of the conversion price then in effect on (i) each of at least 20 trading days (whether or not consecutive) during the 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date Glaukos provides notice of redemption and (ii) the trading day immediately preceding the date Glaukos provides such notice. Prior to March 15, 2027, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Glaukos will satisfy any conversion elections by paying or delivering, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock, at its election. The interest rate on, the initial conversion rate of, and other terms of the notes will be determined by negotiations between Glaukos and the initial purchasers of the notes. Holders of the notes will have the right to require Glaukos to repurchase all or a portion of their notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain events.

In connection with the pricing of the notes, Glaukos expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions cover, subject to customary adjustments, the number of shares of common stock initially underlying the notes. The capped call transactions are expected generally to reduce potential dilution to Glaukos’ common stock upon any conversion of notes or at Glaukos’ election (subject to certain conditions) offset any cash payments Glaukos is required to make in excess of the aggregate principal amount of converted notes, as the case may be, with such reduction or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Glaukos’ common stock and/or enter into various derivative transactions with respect to Glaukos’ common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Glaukos’ common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Glaukos’ common stock and/or purchasing or selling Glaukos’ common stock or other securities issued by Glaukos in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date of the capped call transactions, which are expected to occur during the 40 trading day period beginning on the 41st scheduled trading day prior to the maturity date of the notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Glaukos’ common stock or the notes, which could affect a noteholder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the notes.

In addition, if any such capped call transaction fails to become effective, whether or not this offering of notes is completed, the option counterparty party thereto may unwind its hedge positions with respect to Glaukos’ common stock, which could adversely affect the value of Glaukos’ common stock and, if the notes have been issued, the value of the notes.

The notes and shares of Glaukos’ common stock issuable upon conversion, if any, have not been registered under the Securities Act, or under any U.S. state securities laws or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offers of the notes will be made only to qualified institutional buyers by means of a private offering memorandum in accordance with Rule 144A under the Securities Act.

About Glaukos

Glaukos is an ophthalmic medical technology and pharmaceutical company focused on novel therapies for the treatment of glaucoma, corneal disorders and retinal diseases. The company pioneered Micro-Invasive Glaucoma Surgery, or MIGS, to revolutionize the traditional glaucoma treatment and management paradigm. Glaukos launched the iStent®, its first MIGS device, in the United States in July 2012 and launched its next-generation iStent inject® device in the United States in September 2018. In corneal health, Glaukos’ proprietary suite of single-use, bio-activated pharmaceuticals are designed to strengthen, stabilize and reshape the cornea through a process called corneal collagen cross-linking to treat corneal ectatic disorders and correct refractive conditions. Glaukos is leveraging its platform technology to build a comprehensive and proprietary portfolio of micro-scale surgical and pharmaceutical therapies in glaucoma, corneal health and retinal disease.

Cautions regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of federal securities laws including, but are not limited to, statements concerning the proposed terms of the notes and the capped call transactions, the completion, timing and size of the proposed offering, and the anticipated use of the net proceeds from the offering. All statements other than statements of historical facts included in this press release that address activities, events or developments that Glaukos expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although Glaukos believes that it has a reasonable basis for forward-looking statements contained herein, it cautions you that they are based on current expectations about future events affecting Glaukos and are subject to risks, uncertainties and factors relating to its operations and business environment. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in Glaukos’ filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which was filed with the SEC on May 7, 2020. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. Glaukos does not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

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